UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 24, 2008

BAYHILL CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-11730	84-1089377
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

10757 S. Riverfront Pkwy South Jordan, Utah		84095
(Address of principal executive offices)		(Zip Code)

(801) 816-2529
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01                       Other Events

On November 24, 2008, Commission River Corporation, a wholly-owned subsidiary of BayHill Capital Corporation, issued a press release announcing its release of new affiliate marketing software, called “XML Plug-in.”  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01                       Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Title of Document	Location

99.1	Press Release entitled “Commission River Unveils Next Generation Affiliate Marketing “SML Plug-ins,” dated November 24, 2008	Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAYHILL CAPITAL CORPORATION

Date: November 24, 2008                                                                By:           /s/ Robert K. Bench
    Robert K. Bench, Chief Executive Officer,
    Chief Financial Officer and Treasurer

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